Exhibit 99.1

 12600 Hill Country Blvd., Suite R-100, Austin, TX 78738 Telephone: 512-538-2300 Fax: 512-538-2333 www.shpreit.com NEWS RELEASE SUMMIT HOTEL PROPERTIES REPORTS FIRST QUARTER 2017 RESULTS Net Income of $28.9 million; Adjusted FFO climbs 6.7 percent to $30.2 million, $0.32 per share; Common Dividend increase of 4.6 percent Austin, Texas, May 3, 2017 ---Summit Hotel Properties, Inc. (NYSE: INN) (the “Company”), today announced results for the first quarter 2017. “We are pleased with the strong earnings performance of our company during the quarter which continues to be supported by a differentiated strategy of owning a diversified portfolio of premium-branded hotels with efficient operating models,” said Dan Hansen, the Company’s Chairman, President and Chief Executive Officer. “Our two acquisitions during the quarter demonstrate the success we have had in identifying and acquiring high-quality hotels at attractive cap rates to further enhance our portfolio. In addition, we had another opportunity to increase our common dividend this quarter. Our three dividend increases over the last five quarters represent a compound annual growth rate of 20.3 percent, which is a result of the continued strong cash flow being generated by our portfolio,” commented Mr. Hansen. First Quarter 2017 Highlights  Net Income: Net income attributable to common stockholders decreased to $28.9 million, or $0.31 per diluted share, compared with $44.3 million, or $0.51 per diluted share, in the same period of 2016. When excluding the $19.5 million and $36.8 million pretax gain on disposal of assets in the first quarter 2017 and 2016, respectively, net income attributable to common stockholders in the first quarter 2017 increased by $1.9 million as compared to the same period in 2016.  Pro Forma RevPAR: Pro forma revenue per available room (“RevPAR”) grew to $112.50, an increase of 1.5 percent over the same period in 2016. Pro forma average daily rate (“ADR”) grew to $146.17, an increase of 1.5 percent from the same period in 2016. Pro forma occupancy remained unchanged at 77.0 percent.  Same-Store RevPAR: Same-store RevPAR grew to $109.78, an increase of 0.2 percent over the same period in 2016. Same-store ADR grew to $143.83, an increase of 0.8 percent from the same period in 2016. Same-store occupancy decreased by 0.6 percent to 76.3 percent compared with the same period in 2016.  Pro Forma Hotel EBITDA: Pro forma hotel EBITDA declined to $43.9 million, a decrease of 2.7 percent over the same period in 2016. Pro forma hotel EBITDA margin contracted by 130 basis points to 36.5 percent from 37.8 percent in the same period of 2016.  Adjusted EBITDA: Adjusted EBITDA increased to $41.1 million from $40.9 million in the same period of 2016, an increase of $0.2 million or 0.3 percent.

 Adjusted FFO: Adjusted Funds from Operations (“AFFO”) increased to $30.2 million, or $0.32 per diluted share, an increase in AFFO of 6.7 percent over the same period in 2016. Acquisitions: The Company acquired two hotels containing 281 guestrooms for a total purchase price of $60.2 million, or $214,200 per key. The two hotels had RevPAR of $119.58 for the twelve months ended March 31, 2017. Dispositions: The Company sold one hotel containing 150 guestrooms for an aggregate sales price of $14.5 million, or $96,700 per key. The hotel had RevPAR of $86.59 for the twelve months ended March 31, 2017. The Company’s results for the three months ended March 31, 2017 and 2016 are as follows: For the Three Months Ended March 31, 20172016 (Unaudited) ($ in thousands, except per unit and RevPAR data) (1) See tables later in this press release for a discussion and reconciliation of net income to non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a discussion of hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this release. Non-GAAP financial measures are unaudited. (2) Amounts are based on 93,623,000 weighted average diluted common shares and units and 87,170,000 weighted average diluted common shares and units for the three months ended March 31, 2017 and 2016, respectively. The Company includes the outstanding common units of limited partnership interests (“OP Units”) in Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company in the determination of weighted average diluted common shares and units because the OP Units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis. (3) Unless stated otherwise in this release, all pro forma information includes operating and financial results for 82 hotels owned as of March 31, 2017, as if each hotel had been owned by the Company since January 1, 2016. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2016, which includes periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited.

Acquisitions On March 1, 2017, the Company completed the previously announced acquisition of the 129-guestroom Homewood Suites by Hilton Aliso Viejo – Laguna Beach located in Aliso Viejo, CA for a gross purchase price of $38.0 million, or $294,600 per key, and entered into a management agreement with Stonebridge Companies. Opened in 2016, the newly built hotel will require very limited capital expenditures. The Company estimates a capitalization rate of 8.1 percent based on management’s current estimate of the Homewood Suites by Hilton Aliso Viejo – Laguna Beach hotel’s 2017 net operating income. Centrally located in Orange County, CA, the Homewood Suites by Hilton is in close proximity to multiple business and leisure demand generators. National employers such as Microsoft, Pacific Life and QLogic have offices within walking distance of the hotel while Dell, Fluor, Rakuten and Microsemi are less than a mile away. The hotel is also a short driving distance to Laguna Beach, Newport Beach, and Dana Point and is situated between Disneyland and Legoland, thereby allowing families to visit both major attractions while staying in one central location. On March 30, 2017, the Company acquired the 152-guestroom Hyatt Place Phoenix-Mesa located in Mesa, AZ for a gross purchase price of $22.2 million, or $146,100 per key, and entered into a management agreement with Interstate Hotels & Resorts. The Company plans to invest $1.1 million in capital improvements over the next two years and estimates a capitalization rate, including planned capital expenditures, of 8.3 percent based on management’s current estimate of the hotel’s 2017 net operating income. The Hyatt Place is adjacent to a variety of shopping, dining, and entertainment options, is within walking distance of the Chicago Cubs Sloan Park Spring Training Stadium and just a few miles from the Oakland A’s Hohokam Stadium. Additionally, the hotel is only minutes away from Tempe, Scottsdale, Phoenix and Gilbert and has convenient access to local attractions including the Phoenix Zoo, Mesa Arts Center, the Arizona Museum of Natural History, and Arizona State University. Dispositions On March 30, 2017, the Company also completed the sale of the 150-guestroom Hyatt Place Atlanta Airport North located in East Point, GA for a total sales price of $14.5 million, or $96,700 per key. The sales price represents a capitalization rate of 7.9 percent based on the hotel’s net operating income for the twelve months ended December 31, 2016. In conjunction with the sale, the company retired a $6.5 million mortgage loan that was scheduled to mature in August 2018. Hotel Development The Company has commenced development of a 168-guestroom Hyatt House hotel located in Orlando, FL. Set to open in 2018, the hotel is being developed on a parcel of land historically owned by the Company, adjacent to the Hyatt Place Orlando Universal, at an estimated development cost for construction of the hotel of approximately $30.0 million. To date, the Company has invested $5.1 million into the project, excluding land, and expects to fund the remainder through a combination of cash provided by operations, working capital, and advances on our $450.0 million senior unsecured credit facility. Capital Investment The Company invested $8.3 million in capital improvements during the three months ended March 31, 2017. For the properties renovated during the quarter, the scope of work ranged from common space improvements to complete guestroom renovations, including furniture, soft goods and guest bathrooms. Balance Sheet At March 31, 2017, the Company had the following:  Total outstanding debt of $718.9 million with a weighted average interest rate of 3.65 percent.  Maximum borrowing capacity of $450.0 million under its senior unsecured credit facility, including both the revolver and term loan portions of the facility, with $270.0 million outstanding and $180.0 million available to borrow.  Total net debt, which the Company defines as total outstanding debt less cash and cash equivalents, to trailing twelve month adjusted EBITDA of 3.9x. Looking ahead, the balance sheet continues to be well-positioned with only 1.1 percent of total debt maturing through 2018 and an average time to maturity of 4.0 years. At April 21, 2017, the Company had the following:  Total outstanding debt of $678.3 million with a weighted average interest rate of 3.72 percent.  Maximum borrowing capacity of $450.0 million under its senior unsecured credit facility, including both the revolver and term loan portions of the facility, with $230.0 million outstanding and $220.0 million available to borrow.  Total net debt to trailing twelve month adjusted EBITDA of 3.9x. Common Dividend Increase On April 28, 2017, the Company increased its quarterly cash dividend to $0.17 per share on its common stock and per common unit of limited partnership interest in Summit Hotel OP, LP. The increase represents a 4.6 percent increase over the Company’s previous quarterly common dividend of $0.1625 per share and an annualized yield of 4.1 percent based on the April 28, 2017 closing stock price. In addition, the Company declared a quarterly cash dividend of:  $0.4921875 per share on its 7.875% Series B Cumulative Redeemable Preferred Stock.  $0.4453125 per share on its 7.125% Series C Cumulative Redeemable Preferred Stock.  $0.403125 per share on its 6.45% Series D Cumulative Redeemable Preferred Stock. The dividends are payable on May 31, 2017 to holders of record as of May 16, 2017.

Subsequent Events On April 4, 2017, the Company announced the appointment, effective as of April 17, 2017, of Jonathan P. Stanner as the Company’s Executive Vice President and Chief Investment Officer. Mr. Stanner will be an integral part of the Company’s investment, acquisition, and capital markets strategy. Most recently he served as Chief Executive Officer of Strategic Hotels & Resorts, Inc., which was publicly traded until December 2015. Stanner held increasingly senior positions with Strategic Hotels & Resorts since he joined the company in 2005, including Director of Corporate Finance, Senior Vice President - Capital Markets, Acquisitions and Treasurer and Chief Financial Officer. Disposition Update On April 27, 2017, the Company completed the sale of seven of the remaining eight hotels to an affiliate of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) (“HIT”) for a total purchase price of $66.8 million, or $102,500 per key. The sales price represents a capitalization rate of 6.6 percent based on the hotel’s net operating income for the twelve months ended March 31, 2017. To date, the Company has completed the sale of 25 of the 26 hotels originally under contract for sale to HIT. [Remainder of Page Intentionally Blank]

2017 Outlook “We are maintaining our full year 2017 outlook for RevPAR growth and adjusted FFO per share despite the lack of visibility that continues,” commented Mr. Hansen. “Coming off of RevPAR growth of 7.8 percent in the second quarter of 2016, our portfolio will face a difficult comparison this quarter as compared to the same period last year primarily related to the Easter holiday calendar shift, the New Orleans convention calendar strength moving to the fourth quarter of 2017 and the widely known closure and renovation of the Moscone Center in San Francisco.” The Company is providing its outlook for the second quarter and full year 2017 based on its 75 hotels owned as of May 3, 2017. The Company’s Adjusted FFO outlook for the second quarter and full year 2017 reflects the sale of the 90-guestroom Courtyard El Paso for a total sales price of $11.2 million in the second quarter 2017. The transaction is subject to customary closing conditions and no assurances can be given that the transaction will close within the expected timeframe or at all. SECOND QUARTER 2017 Low High Pro forma RevPAR (75) 1 $124.00 $126.50 Pro forma RevPAR growth (75) 1 (1.50%) 0.50% RevPAR (same-store 69) 2 $120.00 $122.50 RevPAR growth (same-store 69) 2 (2.00%) 0.00% Adjusted FFO $35,600 $37,400 Adjusted FFO per diluted unit 3 $0.38 $0.40 FULL YEAR 2017 ($ in thousands, except RevPAR and per unit data) (1) As of May 3, 2017, the Company owned 75 hotels. The pro forma outlook information includes operating estimates for 75 hotels as if each hotel had been owned since January 1, 2016. (2) As of May 3, 2017, the Company owned 69 same-store hotels. The same-store outlook information includes operating estimates for 69 hotels owned by the Company as of January 1, 2016. (3) Assumes weighted average diluted common shares and units outstanding of 93,600,000 for the second quarter 2017 and 93,700,000 for the full year 2017.

First Quarter 2017 Earnings Conference Call The Company will conduct its quarterly conference call on Thursday, May 4, 2017, at 9:00 a.m. (ET). To participate in the conference call, please dial 877-930-8101. The conference identification code for the call is 2172148. Additionally, a live webcast of the quarterly conference call will be available through the Company’s website, www.shpreit.com. A replay of the quarterly conference call webcast will be available until 11:59 PM ET Thursday, May 11, 2017, by dialing 855-859-2056, conference identification code 2172148. A replay will also be available in the Investor Relations section of the Company’s website until July 31, 2017. About Summit Hotel Properties Summit Hotel Properties, Inc., is a publicly-traded real estate investment trust focused primarily on owning premium-branded, select-service hotels in the Upscale segment of the lodging industry. As of May 3, 2017, the Company’s portfolio consisted of 75 hotels with a total of 10,444 guestrooms located in 22 states. For additional information, please visit the Company’s website, www.shpreit.com, and follow the Company on Twitter at @SummitHotel_INN. Contact: Adam Wudel Vice President – Finance Summit Hotel Properties, Inc. (512) 538-2325 (1) Includes all acquisitions and dispositions closed as of May 3, 2017.

Forward-Looking Statements This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “plan,” “likely,” “would” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Examples of forward-looking statements include the following: the Company’s ability to realize embedded growth from the deployment of renovation capital; projections of the Company’s revenues and expenses, capital expenditures or other financial items; descriptions of the Company’s plans or objectives for future operations, acquisitions, dispositions, financings, redemptions or services; forecasts of the Company’s future financial performance and potential increases in average daily rate, occupancy, RevPAR, room supply and demand, FFO and AFFO; the Company’s outlook with respect to pro forma RevPAR, pro forma RevPAR growth, RevPAR, RevPAR growth, AFFO, AFFO per diluted share and unit and renovation capital deployed; and descriptions of assumptions underlying or relating to any of the foregoing expectations regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”). Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. For information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC, and its quarterly and other periodic filings with the SEC. The Company undertakes no duty to update the statements in this release to conform the statements to actual results or changes in the Company’s expectations.

Condensed Consolidated Balance Sheets (Amounts in thousands) ASSETS March 31, 2017 (Unaudited) December 31, 2016 Liabilities: LIABILITIES AND EQUITY

Condensed Consolidated Statements of Operations (Amounts in thousands, except per share amounts) For the Three Months Ended March 31, Basic and diluted$0.31$0.51 Weighted average common shares outstanding:

 FFO per common share and unit $0.30 $0.30 (Unaudited) (In thousands except per share and unit amounts) For the Three Months Ended March 31, 20172016 AFFO per common share and unit$0.32$0.32 Weighted average diluted common units (2)93,62387,170 (1)The total of these line items represents depreciation and amortization as reported on the Company’s Condensed Consolidated Statements of Operations for the periods presented. (2) The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis.

Reconciliation of Net Income to Non-GAAP Measures – EBITDA (Unaudited) (Amounts in thousands) For the Three Months Ended March 31,

Pro Forma (1) Operational and Statistical Data (Unaudited) (Dollars in thousands, except operating metrics) For the Three Months Ended March 31, 20162017Twelve Months Ended Q2Q3Q4Q1March 31, 2017 (1) Pro forma information includes operating results for 82 hotels owned as of March 31, 2017 as if each hotel had been owned by the Company since January 1, 2016. As a result, these pro forma operating and financial measures include operating results for certain hotels for periods prior to the Company’s ownership.

Pro Forma and Same-Store Data (Unaudited) Pro Forma 1 (82 hotels) For the Three Months Ended March 31, 20172016 Rooms occupied768,503770,839 Rooms available998,5501,001,913 Occupancy77.0% 76.9% ADR$146.17$144.08 RevPAR$112.50$110.85 Occupancy growth0.0% ADR growth1.5% RevPAR growth1.5% Same-Store 2 (76 hotels) For the Three Months Ended March 31, 20172016 Rooms occupied691,404703,131 Rooms available905,850915,278 Occupancy76.3% 76.8% ADR$143.83$142.64 RevPAR$109.78$109.58 Occupancy growth-0.6% ADR growth 0.8% RevPAR growth0.2% (1) Pro forma information includes operating results for 82 hotels owned as of March 31, 2017, as if each hotel had been owned by the Company since January 1, 2016. As a result, these pro forma operating and financial measures include operating results for certain hotels for periods prior to the Company’s ownership. (2) Same-store information includes operating results for 76 hotels owned by the Company as of January 1, 2016, and at all times during the three months ended March 31, 2017, and 2016.

Reconciliation of Net Income to Non-GAAP Measures – Funds From Operations for Financial Outlook (Unaudited) (Amounts in thousands except per share and unit) For the Three Months Ending June 30, 2017 For the Year Ending December 31, 2017 FFO per common share and unit $0.35 $0.37 $1.25 $1.33 AFFO per common share and unit$0.38$0.40$1.34$1.42 (1) The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis.

Non-GAAP Financial Measures Funds From Operations (“FFO”) and Adjusted FFO (“AFFO”) As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships and joint ventures. Unless otherwise indicated, we present FFO applicable to our common shares and common units. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, it provides a performance measure that, when compared year over year, reflects the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. References to FFO are based on the NAREIT-defined measure unless otherwise noted. We further adjust FFO for certain additional items that are not included in the definition of FFO, such as hotel transaction and pursuit costs, equity-based compensation, loan transaction costs, prepayment penalties and certain other expenses, which we refer to as AFFO. We believe that AFFO provides investors with another financial measure that may facilitate comparisons of operating performance between periods and between REITs. We caution investors that amounts presented in accordance with our definitions of FFO and AFFO may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO and AFFO should be considered along with, but not as an alternative to, net income (loss) as a measure of our operating performance. FFO and AFFO may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that FFO and AFFO can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable GAAP measure such as net income (loss). Above we have included a quantitative reconciliation of FFO and AFFO to the most directly comparable GAAP financial performance measure, which is net income (loss). Dollar amounts in such reconciliation are in thousands.

EBITDA, Adjusted EBITDA, and Hotel EBITDA EBITDA represents net income or loss, excluding (i) interest, (ii) income tax expense and (iii) depreciation and amortization. We believe EBITDA is useful to investors in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures, and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA as one measure in determining the value of acquisitions and dispositions. We further adjust EBITDA by adding back hotel transaction and pursuit costs, equity based compensation, impairment losses, and certain other nonrecurring expenses. We believe that adjusted EBITDA provides investors with another financial measure that may facilitate comparisons of operating performance between periods and between REITs. With respect to hotel EBITDA, we believe that excluding the effect of corporate-level expenses and non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. We believe the property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis. We caution investors that amounts presented in accordance with our definitions of EBITDA, adjusted EBITDA, and hotel EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. EBITDA, adjusted EBITDA, and hotel EBITDA should not be considered as an alternative measure of our net income (loss) or operating performance. EBITDA, adjusted EBITDA, and hotel EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, adjusted EBITDA, and hotel EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily a better indicator of any trend as compared to a comparable GAAP measure such as net income (loss). Above, we include a quantitative reconciliation of EBITDA and adjusted EBITDA to the most directly comparable GAAP financial performance measure, which is net income (loss). Because hotel EBITDA is specific to individual hotels or groups of hotels and not to the Company as a whole, it is not directly comparable to any GAAP measure. Accordingly, hotel EBITDA has not been reconciled back to net income or loss, or any other GAAP measure, and hotel EBITDA should not be relied on as a measure of performance for our portfolio of hotels taken as a whole. Dollar amounts in such reconciliation are in thousands.